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                                                                   EXHIBIT 10.32









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                               FORMATION AGREEMENT

                                 By and Between

                      NOVARTIS PHARMACEUTICALS CORPORATION

                                       AND

                           NOVEN PHARMACEUTICALS, INC.





                             Dated as of May 1, 1998




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                                TABLE OF CONTENTS


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                                  ARTICLE I
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DEFINITIONS AND PRINCIPLES OF CONSTRUCTION...................................2

     Section 1.1  Definitions................................................2
     Section 1.2  Monetary Terms.............................................3
     Section 1.3  Hereof.....................................................3
     Section 1.4  Plural and Singular........................................3
     Section 1.5  Including..................................................3


                                  ARTICLE II

FORMATION OF THE JOINT VENTURE...............................................3

     Section 2.1  Formation..................................................3
     Section 2.2  Ownership..................................................3
     Section 2.3  Governance of the Company..................................3


                                  ARTICLE III

CONTRIBUTIONS TO THE COMPANY.................................................3

     Section 3.1  Novartis Contribution......................................3
     Section 3.2  Novens Contribution........................................4
     Section 3.3  Closing....................................................4
     Section 3.4  Actions at the Closing.....................................4
     Section 3.5  Additional Deliveries......................................4
     Section 3.6  Simultaneous Transactions..................................5
     Section 3.7  Public Announcements.......................................5


                                 ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF NOVARTIS...................................6

     Section 4.1  Organization and Standing..................................6
     Section 4.2  Authority..................................................6
     Section 4.3  Consents and Approvals; No Violation.......................6
     Section 4.4  No Brokers or Finders......................................6
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                               ARTICLE V
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REPRESENTATIONS AND WARRANTIES OF NOVEN......................................7

     Section 5.1  Organization and Standing..................................7
     Section 5.2  Authority..................................................7
     Section 5.3  Consents and Approvals; No Violation.......................7
     Section 5.4  No Brokers or Finders......................................8


                               ARTICLE V

MISCELLANEOUS................................................................8

     Section 6.1  Notices....................................................8
     Section 6.2  Entire Agreement; Assignment...............................9
     Section 6.3  Parties in Interest........................................9
     Section 6.4  Law Governing Agreement...................................10
     Section 6.5  Expenses..................................................10
     Section 6.6  Headings..................................................10
     Section 6.7  Counterparts..............................................10
     Section 6.8  Mutual Drafting Acknowledgment............................10
     Section 6.9  Amendment and Modification................................10
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                                      (ii)
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                  FORMATION AGREEMENT (this "Agreement"), dated as of May 1,
1998, by and between Novartis Pharmaceuticals Corporation, a Delaware corporation ("Novartis"), as the successor-in-interest to the Pharmaceuticals Division of Ciba-Geigy Corporation, a New York corporation ("Ciba") and Noven Pharmaceuticals, Inc., a Delaware corporation ("Noven"). Novartis and Noven are each sometimes referred to individually as a "Party" and collectively as the "Parties."



                                  WITNESSETH:



                  WHEREAS, Novartis, as the licensee successor-in-interest to Ciba, and Noven as the licensor are each parties to a License and Supply Agreement (which agreements are more particularly described below);

                  WHEREAS, the Parties desire to form a joint venture (the "Joint Venture") for the purpose of creating a platform to maintain and grow a franchise in women's health, focusing initially on the manufacture, marketing and sale of the 17(beta)-estradiol single active ingredient product in a matrix currently being marketed by Novartis under the trademark "Vivelle" pursuant to the License Agreement;

                  WHEREAS, in connection with the formation of the Joint Venture and upon the terms of this Agreement, Novartis shall, as its contribution to the Joint Venture, (i) grant an exclusive sublicense to the Joint Venture of the License Agreement for a term coextensive with the term of the Joint Venture (such agreement granting the sublicense in the form of Exhibit A hereto, the "Sublicense Agreement"), (ii) assign to the Joint Venture certain of its rights and obligations under the Supply Agreement for a term coextensive with the term of the Joint Venture (such agreement assigning certain of its rights and obligations in the form of Exhibit B hereto, the "Limited Assignment Agreement"), and (iii) grant an exclusive royalty free license to the Joint Venture of the Vivelle trademark, permitting use of the trademark in connection with the manufacture, marketing and sale of the Joint Venture's products for a term coextensive with the term of the Joint Venture (such license in the form of Exhibit C hereto, the "Trademark License");

                  WHEREAS, in connection with the formation of the Joint Venture and upon the terms of this Agreement, Noven shall, as its contribution to the Joint Venture, pay by wire transfer to the account of the Joint Venture in immediately available funds cash in the amount of $7,500,000;

                  WHEREAS, the Parties have agreed that to support the business and operations of the Joint Venture (i) Novartis shall enter into an agreement with the Joint Venture to provide distribution, administrative and marketing services to the Joint Venture (such agreement in the form of Exhibit D hereto, the "Distribution and Services Agreement") and (ii) Noven shall enter into an agreement with the Joint Venture to provide marketing and promotional services to the

Joint Venture (such agreement in the form of Exhibit E hereto, the "Marketing and Promotional Services Agreement").

                  NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:


                                    ARTICLE I

                   DEFINITIONS AND PRINCIPLES OF CONSTRUCTION

                  Section 1.1 Definitions. For purposes of this Agreement, the following terms shall be defined as follows:

                  "Affiliate" shall mean as to any Person any other Person that directly or indirectly controls, is controlled by, or is under common control with such first Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management, policies and/or decision making of such other Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Consent" shall mean any approval, waiver or authorization of, or filing or registration with, or notification to, any Person.

                  "Governmental Authority" shall mean any court, agency or commission or other governmental authority or instrumentality, whether domestic or foreign.

                  "License Agreement" shall mean that certain Restated License Agreement dated as of November 15, 1991, by and between Noven, as licensor, and Ciba, as licensee, the rights and obligations of Ciba pursuant to which Novartis has assumed as the successor-in-interest to Ciba.

                  "Mutual Release" shall mean the Mutual Release to be executed by the Parties hereto at Closing, which shall be in substantially the form attached hereto as Exhibit I.

                  "Person" shall mean any individual, firm, corporation, partnership or other entity.

                  "Supply Agreement" shall mean that certain Supply Agreement by and between Noven and Ciba dated as of August 31, 1995, the rights and obligations of Ciba pursuant to which Novartis has assumed as the successor-in-interest to Ciba.

                  "Vivelle" shall mean the 17(beta)-estradiol single active ingredient product in a matrix which Novartis has been marketing and will continue to market up through the Closing Date under the trademark Vivelle pursuant to the License Agreement.

                  "Vivelle II" shall mean the second generation product of Vivelle which has been designated by Noven as G2E2.



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                  Section 1.2 Monetary Terms. All monetary terms set forth
herein are expressed in U.S. dollars.

                  Section 1.3 Hereof. The words "hereof," "herein," "hereto," "hereunder" and "hereinafter" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  Section 1.4 Plural and Singular. The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                  Section 1.5 Including. The word "including" shall mean including, without limitation, and the words include and "includes" shall have corresponding meanings.



                                  ARTICLE III

                         FORMATION OF THE JOINT VENTURE

                  Section 2.1 Formation. On the Closing Date (as hereinafter defined), the Parties shall effect the formation of the Joint Venture through the formation of a company (the "Company") which shall be organized as a limited liability company under the laws of the State of Delaware. Prior to the Closing Date, the Parties shall have taken all actions necessary to cause the Certificate of Formation of the Company, in the form of Exhibit F hereto (the "Certificate of Formation"), to be filed with the Secretary of State of the State of Delaware in compliance with the Delaware Limited Liability Company Act, as amended.

                  Section 2.2 Ownership. The capital interests of the Company shall be owned initially 51% by Novartis and 49% by Noven. Except as may otherwise be agreed by the Parties, the Company shall have no authorized equity securities other than the interests to be owned by Novartis and Noven.

                  Section 2.3 Governance of the Company. The organization, governance and affairs of the Company, including the rights, duties and obligations of the Parties as members of the Company, shall be governed by the terms of the Operating Agreement between the Parties, dated the Closing Date, in the form of Exhibit G hereto (the "Operating Agreement"). The initial sales and marketing plan of the Company, as agreed by the Parties, is attached hereto as Exhibit H.


                                   ARTICLE III

                          CONTRIBUTIONS TO THE COMPANY

                  Section 3.1 Novartis' Contribution. Upon the terms of this Agreement, as of the Closing Date, Novartis, as a contribution to capital of the Company, (i) executes and delivers the



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Sublicense Agreement, (ii) executes and delivers the Assignment Agreement, and
(iii) executes and delivers the Trademark License (collectively, the "Novartis Contributed Assets").

                  Section 3.2 Noven's Contribution. Upon the terms of this Agreement, as of the Closing Date, Noven, as an initial contribution to capital of the Company, pays by wire transfer to the account of the Company in immediately available funds the sum of $7,500,000 (the "Noven Contributed Assets").

                  Section 3.3 Closing. The consummation of the transactions contemplated by this Agreement and the Operating Agreement as set forth in Sections 3.4, 3.5, 3.6 and 3.7 (the "Closing") shall take place on the date hereof (the "Closing Date") at the offices of White & Case LLP, 1155 Avenue of the Americas, New York, New York, 10036. The transactions contemplated by this Agreement and the Operating Agreement shall be deemed for all purposes to become effective as of the Closing Date.

                  Section 3.4 Actions at the Closing. The following actions shall be taken at the Closing:

                  (a) Execution of this Agreement and the Operating Agreement. Novartis and Noven shall execute and deliver an original counterpart of this Agreement and the Operating Agreement.

                  (b) Execution of the Sublicense Agreement, Limited Assignment Agreement, Trademark License and Distribution and Services Agreement. Novartis shall execute and deliver and each of Novartis and Noven shall cause the Company to execute and deliver an original counterpart of the Sublicense Agreement, Limited Assignment Agreement, Trademark License and Distribution and Services Agreement.

                  (c) Execution of the Marketing and Promotional Services Agreement. Noven shall execute and deliver and each of Novartis and Noven shall cause the Company to execute and deliver an original counterpart of the Marketing and Promotional Services Agreement.

                  (d) Payment of Cash Contribution. Noven shall instruct its bank to wire from its account to the account of the Company the sum of $7,500,000.

                  Section 3.5 Additional Deliveries.

                  (a) Additional Deliveries by Both Parties.
At the Closing, each of the Parties shall execute and deliver the Mutual Release in the form attached hereto as Exhibit I.

                  (b) Additional Deliveries by Novartis. At the Closing Novartis shall deliver to Noven the following, in each case of a document, then duly executed or otherwise in proper form:

                           (i) Secretary's Certificate. A certificate of the
Secretary of Novartis (A) certifying that Novartis is authorized to enter into this agreement and consummate the transactions contemplated by this Agreement; and (B) certifying the incumbency of the officers of Novartis duly authorized to execute and deliver any and all documents to be executed and



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delivered by Novartis pursuant to the terms hereof, the signatures of which officers shall appear on the face of such certificate and be so certified by such Secretary.

                           (ii) Other Documents. Such other documents and
certificates as may be required to be delivered by Novartis at or prior to the Closing pursuant to the terms of this Agreement or otherwise reasonably required in connection herewith.

                  (c) Additional Deliveries by Noven. At the Closing Noven shall deliver to Novartis the following, in each case of a document, then duly executed or otherwise in proper form:

                           (i) Secretary's Certificate. A certificate of the
Secretary of Noven (A) certifying and attaching true and correct copies of the resolutions, in full force and effect as of the Closing Date, of the Board of Directors of Noven authorizing and approving this Agreement and the consummation of the transactions contemplated by this Agreement; and (B) certifying the incumbency of the officers of Noven duly authorized to execute and deliver any and all documents to be executed and delivered by Noven pursuant to the terms hereof, the signatures of which officers shall appear on the face of such certificate and be so certified by such Secretary.

                           (ii) Other Documents. Such other documents and
certificates as may be required to be delivered by Noven at or prior to the Closing pursuant to the terms of this Agreement or otherwise reasonably required in connection herewith.

                  Section 3.6 Simultaneous Transactions. All of the deliveries contemplated by this Agreement to be made at the Closing shall be deemed to be made simultaneously, and no such transaction shall be deemed to have been consummated until all such transactions have been consummated.

                  Section 3.7 Public Announcements. Neither Novartis nor Noven nor any of their Affiliates shall issue any public report, statement or press release or otherwise make any public statement with respect to this Agreement and the Operating Agreement and the transactions contemplated hereby and thereby prior to the Closing Date without prior consultation with and approval of the other Party (which approval shall not be unreasonably withheld or delayed), except as may be required by law or securities exchange regulations applicable to any such Party, in which case such Party shall advise the other Party and discuss the contents of the disclosure before issuing any such report, statement or press release. In addition, neither Novartis nor Noven nor any of their Affiliates shall make any general communication to suppliers, lenders, creditors, distributors, employees, customers or others having business or financial relationships with Novartis, Noven or any of their Affiliates pertaining to this Agreement and the Operating Agreement and the transactions contemplated hereby and thereby, without the prior written approval of the other Party (which approval will not be unreasonably withheld or delayed). Prior to the Closing Date, each Party shall prepare a press release concerning the execution of this Agreement and the Operating Agreement and the transactions contemplated hereby and thereby; and shall submit such press release to the other Party for its review and consent.



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                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF NOVARTIS

                  Novartis makes the following representations and warranties to Noven, each of which is true and correct on the date hereof:

                  Section 4.1 Organization and Standing. Novartis is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware

                  Section 4.2 Authority. Novartis has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other documents and instruments to be executed and delivered by Novartis pursuant hereto and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by Novartis pursuant hereto and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of Novartis. No other or further corporate act or proceeding on the part of Novartis or its shareholders is necessary to authorize this Agreement or the other documents and instruments to be executed and delivered by Novartis pursuant hereto or the consummation of the transactions contemplated hereby and thereby. This Agreement and the other documents and instruments to be executed and delivered by Novartis pursuant to this Agreement will, upon such execution and delivery, constitute valid and binding agreements of Novartis, enforceable in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally, and by general equitable principles.

                  Section 4.3 Consents and Approvals; No Violation.

                  (a) Neither the execution and delivery of this Agreement or the other documents and instruments to be executed and delivered by Novartis pursuant hereto, nor the consummation by Novartis of the transactions contemplated hereby and thereby require Novartis to obtain any Consent of any Governmental Authority, or any third party.

                  (b) Neither the execution or delivery of this Agreement or the other documents and instruments to be executed and delivered by Novartis, nor the consummation by Novartis of the transactions contemplated hereby or thereby, nor compliance by Novartis with any of the provisions hereof or thereof will (i) conflict with any provision of Novartis' Certificates of Incorporation or By-Laws, (ii) result in a material breach of, or default under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement, lease or other instrument or obligation to which Novartis is a party, or by which Novartis may be bound, or (iii) violate in any material respect any order, judgment, writ, injunction, decree, statute, rule or regulation applicable to Novartis or any of its assets or properties.

                  Section 4.4 No Brokers or Finders. No broker, finder, investment banker, financial advisor or other Person is entitled to any brokerage fees, commissions, finder's fees or financial advisory fees in connection with this Agreement, or the transactions contemplated



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hereby, by reason of any action taken by or on behalf of Novartis or any of its officers, directors, representatives or agents.



                                    ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF NOVEN

                  Noven makes the following representations and warranties to Novartis, each of which is true and correct on the date hereof:

                  Section 5.1 Organization and Standing. Noven is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware

                  Section 5.2 Authority. Noven has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other documents and instruments to be executed and delivered by Noven pursuant hereto and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by Noven pursuant hereto and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of Noven. No other or further corporate act or proceeding on the part of Noven or its shareholders is necessary to authorize this Agreement or the other documents and instruments to be executed and delivered by Noven pursuant hereto or the consummation of the transactions contemplated hereby and thereby. This Agreement and the other documents and instruments to be executed and delivered by Noven pursuant to this Agreement will, upon such execution and delivery, constitute valid and binding agreements of Noven, enforceable in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally, and by general equitable principles.

                  Section 5.3 Consents and Approvals; No Violation.

                  (a) Neither the execution and delivery of this Agreement or the other documents and instruments to be executed and delivered by Noven pursuant hereto, nor the consummation by Noven of the transactions contemplated hereby and thereby require Noven to obtain any Consent of any Governmental Authority, or any third party.

                  (b) Neither the execution or delivery of this Agreement or the other documents and instruments to be executed and delivered by Noven, nor the consummation by Noven of the transactions contemplated hereby or thereby, nor compliance by Noven with any of the provisions hereof or thereof will (i) conflict with any provision of Noven's Certificates of Incorporation or By-Laws,
(ii) result in a material breach of, or default under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement, lease or other instrument or obligation to which Noven is a party, or by which Noven may be bound, or (iii) violate in any



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material respect any order, judgment, writ, injunction, decree, statute, rule or regulation applicable to Noven or any of its assets or properties.

                  Section 5.4 No Brokers or Finders. Except for Salomon Smith Barney Inc., no broker, finder, investment banker, financial advisor or other Person is entitled to any brokerage fees, commissions, finder's fees or financial advisory fees in connection with this Agreement, or the transactions contemplated hereby, by reason of any action taken by or on behalf of Noven or any of its officers, directors, representatives or agents.



                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1 Notices. All notices, requests, demands and other communications hereunder shall be given in writing and shall be: (a) personally delivered; (b) sent by telecopier, facsimile transmission or other electronic means of transmitting written documents; or (c) sent to the Parties at their respective addresses indicated herein by registered or certified U.S. mail, return receipt requested and postage prepaid, or by private overnight mail courier service. The respective addresses to be used for all such notices, demands or requests are as follows:

                  (a)      If to Noven, to:

                           Noven Pharmaceuticals, Inc.
                           11960 S.W. 144th Street
                           Miami, FL 33186
                           Attention: Mr. Robert C. Strauss, President and
                                      Chief Executive Officer
                           Telephone: (305) 253-5099
                           Facsimile: (305) 232-1836

                  with a copy to:

                           Foley & Lardner
                           3000 K Street, N.W.
                           Suite 500
                           Washington, D.C. 20007
                           Attention: Sybil Meloy, Esq.

                  or to such other person or address as Noven shall furnish to Novartis in writing.

                  (b)      If to Novartis, to:

                           Novartis Pharmaceuticals Corporation
                           59 Route 10
                           East Hanover, NJ  07936
                           Attention: Office of the CEO
                           Telephone: (973) 781-8005
                           Facsimile: (973) 781-7036



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                  with copies to:


                           Novartis Pharmaceuticals Corporation
                           59 Route 10
                           East Hanover, NJ  07936
                           Attention: Thomas Kendris, Esq., Legal Department
                           Telephone: (973) 781-5234
                           Facsimile: (973) 781-6477

                  and

                           White & Case LLP
                           1155 Avenue of the Americas
                           New York, NY  10036
                           Attention: William F. Wynne, Jr., Esq.
                           Telephone: (212) 819-8200
                           Facsimile: (212) 354-8113

                  or to such other person or address as Novartis shall furnish to Noven in writing.


         If personally delivered, such communication shall be deemed delivered upon actual receipt; if electronically transmitted pursuant to this paragraph, such communication shall be deemed delivered on the day transmitted unless it is received after 5:00 p.m., New York time, or on a day which is not a business day, in which case it shall be deemed delivered on the next business day after transmission (and sender shall bear the burden of proof of delivery); if sent by overnight courier pursuant to this paragraph, such communication shall be deemed delivered upon receipt; and if sent by U.S. mail pursuant to this paragraph, such communication shall be deemed delivered as of the date of delivery indicated on the receipt issued by the relevant postal service, or, if the addressee fails or refuses to accept delivery, as of the date of such failure or refusal. Any Party may change its address for the purposes of this Agreement by giving notice thereof in accordance with this Section.

                  Section 6.2 Entire Agreement; Assignment. This Agreement, including the exhibits hereto and the documents, schedules, certificates and instruments referred to herein constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall not be assigned by operation of law or otherwise.

                  Section 6.3 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto, and nothing in this Agreement shall be deemed to confer upon any other Person any right or remedy under or by reason of this Agreement.



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                  Section 6.4 Law Governing Agreement. This Agreement shall be construed and interpreted according to the internal laws of the State of New York, excluding any choice of law rules that may direct the application of the laws of another jurisdiction.

                  Section 6.5 Expenses. Each of the Parties shall bear its own expenses and the expenses of its counsel and other agents in connection with the transactions contemplated hereby.

                  Section 6.6 Headings. The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.

                  Section 6.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

                  Section 6.8 Mutual Drafting Acknowledgment. This Agreement is the result of the joint efforts of the Parties hereto and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and their counsel, and there shall be no construction against any Party based upon any presumption of that Party's involvement in the drafting hereof.

                  Section 6.9 Amendment and Modification. This Agreement may be amended, modified and supplemented only in a writing executed by the parties hereto.








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                  IN WITNESS WHEREOF, the Parties hereto have duly executed this
Agreement as of the date and year first above written.



                            NOVARTIS PHARMACEUTICALS CORPORATION



                            By: /s/ Wayne P. Yetter
                                ------------------------------------------------
                                 Title:  President and Chief Executive Officer



                            NOVEN PHARMACEUTICALS, INC.



                            By:  /s/ Robert C. Strauss
                                 -----------------------------------------------
                                 Title:  President and Chief Executive Officer